UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2022

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

c/o Playtika Ltd.
HaChoshlim St 8
Herzliya Pituarch, Israel
972-73-316-3251
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2022, the Board of Directors (the “Board”) of Playtika Holding Corp. (the “Company”) unanimously appointed Dana Gross and Hong Du to serve as members of the Board until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified. In addition, Ms. Gross has been appointed to serve on the Company’s Audit Committee, and Ms. Du has been appointed to serve on the Company’s Compensation Committee. There are no arrangements or understandings between Ms. Gross or Ms. Du and any other person pursuant to which Ms. Gross or Ms. Du were appointed to serve on the Board. Neither Ms. Gross nor Ms. Du has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Gross and Ms. Du will receive compensation for their services as directors. Each of Ms. Gross and Ms. Du will receive an annual cash retainer of $50,000 for service on the Board. In addition, Ms. Gross will receive $25,000 per annum for service on the audit committee, and Ms. Du will receive $10,000 per annum for service on the compensation committee. The Company also anticipates that each of Ms. Gross and Ms. Du will receive an award of restricted stock units consistent with the Company’s prior practice, as described further in the “Director Compensation” section of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 28, 2021.

In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with each of Ms. Gross and Ms. Du, which agreement is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as filed with the SEC on December 18, 2020.

On January 11, 2022, the Company issued a press release announcing the appointments of Ms. Gross and Ms. Du to the Board of Directors. The press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated January 11, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.
Registrant

Date: January 12, 2022	By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer